Exhibit 99.1(a)
Consent of Director Designee
     Trustwave Holdings, Inc., a Delaware corporation, has filed a Registration Statement on Form S-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of its common stock. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to be named as a designee to the board of directors of Trustwave Holdings, Inc. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.
Dated: June 28, 2011

/s/ Walter Hosp
Walter Hosp

Exhibit 99.1(b)
Consent of Director Designee
     Trustwave Holdings, Inc., a Delaware corporation, has filed a Registration Statement on Form S-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of its common stock. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to be named as a designee to the board of directors of Trustwave Holdings, Inc. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.
Dated: June 28, 2011

/s/ William Bertrard, Jr.
William Bertrard, Jr.

Exhibit 99.1(c)
Consent of Director Designee
     Trustwave Holdings, Inc., a Delaware corporation, has filed a Registration Statement on Form S-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of its common stock. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to be named as a designee to the board of directors of Trustwave Holdings, Inc. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.
Dated: June 28, 2011

/s/ L. Neil Hunn
L. Neil Hunn